Exhibit 2.

PURCHASE ORDER

RR DONNELLEY & SONS COMPANY
AND SUBSIDIARIES                             This P.O. number must appear
                                             on all correspondence, invoices,
                                             shipping papers, and packages

                    HOST/FAX TRANS.          P.O. number 011-X5210
                                             Date: 11/09/05

                    485545 Unless otherwise stated, invoces and corespondence must be mailed to the following P.O. boxes:
                                             PO Box 281709 -- Invocies for Paper
                                             PO Box 282129 -- Invoices for
                                                              Telephone & Pager
                                             PO Box 280110 -- Invoices for all
                                                              other Products &
                                                              Services
                                             PO Box 281588 -- Correspondence
                                                              (non-invoices)
                                             Nashville, TN 37228

Vendor: TRANSBOTICS CORPORATION              Ship to: R.R. DONNELLEY
        3400 LATROBE DRIVE                            GLAGSGOW MANUFACTURING
        CHARLOTTE, NC                                 DIVISION
                           26211                      DONNELLEY DR
                                                      GLASGOW        KY
                                                                           42141

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
Refer all inquiries to buyer:           Buyers location for complete address     Confirming to:                 Tax status
  D. FRENCH                                      GLASGOW                            RANDY JENNINGS                   NO TAX
--------------------------------------------------------------------------------------------------------------------------
F.O.B. point                            Ship via                   Freight terms Payment terms
  DESTINATION                             BEST                       ALLLOWED                                        NET 30
--------------------------------------------------------------------------------------------------------------------------
Item       Quantity          U/M        Description                              Unit price                    Extended amount
--------------------------------------------------------------------------------------------------------------------------
001              1           LT         S/R-RICHARDSON, DAVID                    127,897.00                    127,895.00

                                        AGV VECHILE FOR DELL
                                        WORK

                                        ***VENDOR DELIVERY DATE 12/02/05***

                                        DIST ACCT 00011 10230100  0000

                                        APPROPRIATION NUMBER C 1127-9915

                                        CP PROPERTY UNIT 1504

                                        REQUISITIONER: DAVID RICHARDSON
                                        - SEND ALL INVOICES TO DAVID'S
                                        ATTENTION FOR APPROVAL.

                                        THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS AT
                                        HTTP://WWW.RRD.COM/WWWRRD/SUPPLIERINFO/PURCHASEORDERTC.ASP.
                                        FULFILLMENT OF ANY PART OF THIS ORDER CONSTITUTES ACCEPTANCE
                                        A PAPER COPY IS AVAILABLE UPON REQUEST.

                                        PAPER ORDERS ONLY: ALL PRODUCTS ORDERED MUST COMPLY WITH THE
                                        LATEST VERSION OF THE RR DONNELLEY PAPER ROLL SPECIFICATIONS
                                        AS FOUND ON: HTTP://WWW.RRD/WWWRRD/SUPPLIERINFO/SUPPLIERINFO.ASP.

                                        ***ANY INVOICE WITHOUT THE CORRECT PO NUMBER WILL BE RETURNED
                                        AND CAUSE DELAY IN PAYMENT.**



                                        CONFIRMING ** DO NOT DUPLICATE


                                                                TOTAL AMOUNT                                 127,895.00

This order expressly conditioned on acceptance of the terms and conditions either on the front and back sides of this purchase or those terms and conditions, dated 8/94, furnished to by RR Donnelley & Sons Company.

                              Authorized signature: /s/ Dennis French
                                                    ----------------------

PURCHASE ORDER

RR DONNELLEY & SONS COMPANY
AND SUBSIDIARIES                             This P.O. number must appear
                                             on all correspondence, invoices,
                                             shipping papers, and packages

                    HOST/FAX TRANS.          P.O. number 011-X52222
                                             Date: 11/21/05

                    485545 Unless otherwise stated, invoces and corespondence must be mailed to the following P.O. boxes:
                                             PO Box 281709 -- Invocies for Paper
                                             PO Box 282129 -- Invoices for
                                                              Telephone & Pager
                                             PO Box 280110 -- Invoices for all
                                                              other Products &
                                                              Services
                                             PO Box 281588 -- Correspondence
                                                              (non-invoices)
                                             Nashville, TN 37228

Vendor: TRANSBOTICS CORPORATION              Ship to: R.R. DONNELLEY
        3400 LATROBE DRIVE                            GLAGSGOW MANUFACTURING
        CHARLOTTE, NC                                 DIVISION
                           26211                      DONNELLEY DR
                                                      GLASGOW        KY
                                                                           42141

--------------------------------------------------------------------------------------------------------------------------
Refer all inquiries to buyer:           Buyers location for complete address     Confirming to:                 Tax status
  D. FRENCH                                      GLASGOW                            RANDY JENNINGS                   NO TAX
--------------------------------------------------------------------------------------------------------------------------
F.O.B. point                            Ship via                   Freight terms Payment terms
  DESTINATION                             BEST                       ALLLOWED                                        NET 30
--------------------------------------------------------------------------------------------------------------------------
Item       Quantity          U/M        Description                              Unit price                    Extended amount
--------------------------------------------------------------------------------------------------------------------------
001              1           LT         S/R-RICHARDSON, DAVID                    866,705.00                    866,705.00

                                        7 AGVS - GLASGOW BINDERY

                                        ***VENDOR DELIVERY DATE 12/27/05***

                                        DIST ACCT 00011 10230100  0000

                                        APPROPRIATION NUMBER C 1130-0083

                                        CP PROPERTY UNIT 8301

                                        REQUISITIONER: DAVID RICHARDSON
                                        - SEND ALL INVOICES TO DAVID'S
                                        ATTENTION FOR APPROVAL.

                                        THIS ORDER IS SUBJECT TO THE TERMS AND CONDITIONS AT
                                        HTTP://WWW.RRD.COM/WWWRRD/SUPPLIERINFO/PURCHASEORDERTC.ASP.
                                        FULFILLMENT OF ANY PART OF THIS ORDER CONSTITUTES ACCEPTANCE
                                        A PAPER COPY IS AVAILABLE UPON REQUEST.

                                        PAPER ORDERS ONLY: ALL PRODUCTS ORDERED MUST COMPLY WITH THE
                                        LATEST VERSION OF THE RR DONNELLEY PAPER ROLL SPECIFICATIONS
                                        AS FOUND ON: HTTP://WWW.RRD/WWWRRD/SUPPLIERINFO/SUPPLIERINFO.ASP.

                                        ***ANY INVOICE WITHOUT THE CORRECT PO NUMBER WILL BE RETURNED
                                        AND CAUSE DELAY IN PAYMENT.**



                                        CONFIRMING ** DO NOT DUPLICATE


                                                                TOTAL AMOUNT                                 866,705.00

This order expressly conditioned on acceptance of the terms and conditions either on the front and back sides of this purchase or those terms and conditions, dated 8/94, furnished to by RR Donnelley & Sons Company.

                              Authorized signature: /s/ Dennis French
                                                    ----------------------